UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

BALANCED FUND	Annual Report August 31, 2007

Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

Goldman Sachs Balanced Fund

The Balanced Fund invests in large-cap U.S. equity investments and fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS BALANCED FUND
What Differentiates Goldman Sachs’
Balanced Fund Investment Process?
The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■  Offers broad access to a clearly defined equity universe.

■  Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have an extremely systematic and disciplined approach to investing. We have developed our own process-specific risk model that evaluates risk for more than 3,500 stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.
In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:
Global Quantitative Equity Group: A group of investment professionals with over 17 years managing the quantitative equity process.
Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS
Balanced Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Balanced Fund during the one-year reporting period that ended August 31, 2007.
  Performance Review

For the one-year period that ended August 31, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.53%, 9.71%, 9.72%, 10.99% and 10.53%, respectively. These returns compare to the 15.13% and 5.26% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively.

The Fund generally allocates a portion of its assets in both equity and fixed income securities. As the benchmark returns indicate, the equity market, as measured by the S&P 500 Index, outperformed the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, over the 12-month reporting period. As a result, the Fund’s allocation to fixed income securities caused it to lag the equity benchmark. Conversely, its allocation to equities helped it to outperform the fixed income benchmark.
  Asset Allocation

■	Equities — As of August 31, 2007, the Fund was 60% invested in equities. The Goldman Sachs Global Quantitative Equity group manages the equity portion of the Fund’s portfolio. The group seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. They do not take size or sector bets. Rather, they favor stocks with higher dividends within each industry. Their portfolio construction process integrates tax considerations into their investment decisions. The group uses a unique, proprietary risk model in its stock selection process. They believe this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.
EQUITY SECTOR ALLOCATION†

	Percentage of Net Assets

Sector	as of 8/31/07	as of 8/31/06

Financials	12.3%	13.0%
Information Technology	9.0	7.9
Industrials	6.9	6.6
Energy	6.5	5.9
Health Care	6.1	6.9
Consumer Discretionary	5.7	5.6
Consumer Staples	5.2	4.8
Telecommunication Services	2.9	2.0
Materials	2.6	2.3
Utilities	2.3	2.4

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets. Figures in the above graph only represent the equity portion and may not sum to 100% due to the exclusion of the fixed income portion, other assets and liabilities.

PORTFOLIO RESULTS

■	Fixed Income — As of August 31, 2007, the Fund was 36% invested in fixed income securities, excluding Short-term Investments. During the twelve-month reporting period, the fixed income portion of the portfolio held underweight exposures versus the Lehman Brothers Aggregate Bond Index in the collateralized, corporate and emerging market debt sectors. In contrast, the Fund held a modest overweight in the government, agency and high yield sectors. Over the first ten months of the period, the portfolio held a short duration position based on the belief that there was still room for interest rates to rise based on the strength of incoming economic data, particularly inflation. In July, the portfolio moved from a short duration position to a long duration position on the belief that inflation was contained and that housing weakness would portend an economic slowdown. Over the period, we maintained a preference for lower quality investment grade corporate and high yield securities, as we believed that riskier segments offered more attractive risk/reward opportunities. We also focused on finding value in local emerging market debt.
FIXED INCOME SECTOR ALLOCATION†

	Percentage of Net Assets

Sector	as of 8/31/07	as of 8/31/06

Mortgage-Backed Obligations	17.9%	20.7%
Corporate Bonds	7.5	5.7
Agency Debentures	5.6	6.4
U.S. Treasury Obligations	2.5	5.7
Credit Linked Notes	1.0	0.4
Asset-Backed Securities	0.8	—
Emerging Market Debt	0.7	0.1
Short-term Investments	7.2	2.9

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s net assets. Short-term investments include repurchase agreements and/or securities lending collateral, if any. Figures in the above graph only represent the fixed income portion and may not sum to 100% due to the exclusion of the equity portion, other assets and liabilities.
QUANTITATIVE EQUITY
The equity portion of the Fund continued to be broadly diversified and, at the end of the fiscal year, its industry and sector weights were similar to that of the S&P 500 Index. Within each industry, the Global Quantitative Equity group generally favored stocks offering a high dividend yield. At the end of the reporting period, the dividend yield of the equity portion of the Fund was 2.86%, compared to 1.86% for the S&P 500 Index. In terms of individual stocks, overweights in Southern Copper Corp., Deere & Co., Marathon Oil Corp. and Hewlett Packard Co. were among the largest positive contributors to relative performance in the portfolio. On the downside, Schlumberger Ltd, Apple, Inc., Chevron Corp. and Cisco Systems, Inc. were among the biggest detractors from relative performance.

PORTFOLIO RESULTS
FIXED INCOME
During the 12-month reporting period, the U.S. Treasury yield curve fell in response to continued weakness in the housing sector and mixed economic data. Over the period, the subprime mortgage market experienced delinquencies and a sell-off in Chinese equities at the end of the period sparked a flight to quality in U.S. Treasuries. We will generally monitor the liquidity risk of the Fund’s holdings, i.e., the risk that securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. The Federal Reserve Board held short-term interest rates steady at 5.25% throughout the reporting period. Real fourth quarter gross domestic product came in lower than market expectations, led by slower inventory accumulation. Overall, the 10-Year U.S. Treasury yield fell 16 basis points to close the reporting period at 4.57%.
The primary positive and negative contributors to the Fund’s fixed income relative performance over the period were our security selection in high yield industrial issues and local emerging market debt. Our selection of adjustable rate mortgages modestly contributed positively to relative results. The Fund’s overall short duration strategy detracted from relative performance, as interest rates fell over the reporting period. Overall, our cross-sector strategy detracted from performance, largely due to our positioning in the corporate sector. In particular, an underweight exposure to corporate securities adversely impacted relative performance as the sector outperformed Treasuries.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Global Quantitative Equity Investment Group and
Goldman Sachs Fixed Income Investment Group
New York, September 18, 2007

FUND BASICS
Balanced Fund
as of August 31, 2007
PERFORMANCE REVIEW

	Fund Total Return	S&P 500	Lehman Brothers
September 1, 2006–August 31, 2007	(based on NAV)[1]	Index[2]	Aggregate Bond Index[2]

Class A	10.53%	15.13%	5.26%
Class B	9.71	15.13	5.26
Class C	9.72	15.13	5.26
Institutional	10.99	15.13	5.26
Service	10.53	15.13	5.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	7.87%	7.00%	4.19%		7.51%		10/12/94
Class B	7.86	7.06	4.01		5.74		5/1/96
Class C	12.27	7.41	n/a		3.54		8/15/97
Institutional	14.71	8.87	n/a		4.83		8/15/97
Service	14.12	8.10	4.64	[4]	7.87	[4]	10/12/94

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.05%	1.27%
Class B	1.80	2.02
Class C	1.80	2.02
Institutional	0.65	0.87
Service	1.15	1.37

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 EQUITY HOLDINGS AS OF 8/31/07[6]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.2%	Oil, Gas & Consumable Fuels
General Electric Co.	2.7	Industrial Conglomerates
Microsoft Corp.	1.9	Software
Citigroup, Inc.	1.7	Diversified Financial Services
Hewlett-Packard Co.	1.6	Computers & Peripherals
Bank of America Corp.	1.5	Diversified Financial Services
Bank of New York Mellon Corp.	1.5	Capital Markets
Merck & Co., Inc.	1.3	Pharmaceuticals
Southern Copper Corp.	1.3	Metals & Mining
Pfizer, Inc.	1.3	Pharmaceuticals

[6]	The top 10 equity holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS BALANCED FUND
Performance Summary
August 31, 2007
The following graph shows the value, as of August 31, 2007, of a $10,000 investment made on September 1, 1997 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Balanced Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1997 through August 31, 2007.

Average Annual Total Return through August 31, 2007	One Year	Five Years	Ten Years	Since Inception
Class A (commenced October 12, 1994)
Excluding sales charges	10.53%	8.87%	4.24%	7.87%
Including sales charges	4.47%	7.64%	3.65%	7.39%
Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	9.71%	8.07%	3.46%	5.63%
Including contingent deferred sales charges	4.23%	7.73%	3.46%	5.63%
Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.72%	8.06%	3.47%	3.45%
Including contingent deferred sales charges	8.62%	8.06%	3.47%	3.45%
Institutional Class (commenced August 15, 1997)	10.99%	9.52%	4.75%	4.74%
Service Class (commenced August 15, 1997)	10.53%	8.75%	4.09%	4.08%

GOLDMAN SACHS BALANCED FUND
Schedule of Investments
August 31, 2007

Shares	Description	Value
Common Stocks – 59.5%

Aerospace & Defense – 1.3%
9,580	Honeywell International, Inc.	$537,917
29,494	United Technologies Corp.	2,201,137

		2,739,054

Auto Components – 0.3%
8,906	Autoliv, Inc.	510,937
975	WABCO Holdings, Inc.	44,129

		555,066

Beverages – 1.3%
49,110	The Coca-Cola Co.	2,641,136

Biotechnology – 0.7%
3,090	Celgene Corp.*	198,409
35,800	Gilead Sciences, Inc.*(a)	1,302,046

		1,500,455

Building Products – 0.3%
2,925	American Standard Companies, Inc.	107,728
18,960	Masco Corp.	493,339

		601,067

Capital Markets – 2.4%
35,098	American Capital Strategies Ltd.(a)	1,449,196
25,074	Apollo Investment Corp.	547,616
74,939	Bank of New York Mellon Corp.	3,029,784

		5,026,596

Chemicals – 0.2%
10,530	Dow Chemical Co.	448,894

Commercial Banks – 2.9%
24,300	Comerica, Inc.	1,355,454
11,270	Fifth Third Bancorp	402,226
7,460	First Horizon National Corp.(a)	228,873
3,460	FirstMerit Corp.	66,847
19,316	KeyCorp	643,223
21,920	National City Corp.	589,867
30,660	U.S. Bancorp	991,851
48,176	Wells Fargo & Co.	1,760,351

		6,038,692

Commercial Services & Supplies – 0.6%
11,730	Pitney Bowes, Inc.	523,979
5,940	R.R. Donnelley & Sons Co.	212,771
12,327	Waste Management, Inc.	464,358

		1,201,108

Communications Equipment – 1.2%
11,350	Cisco Systems, Inc.*	362,292
13,190	Motorola, Inc.	223,571
49,300	QUALCOMM, Inc.	1,966,577

		2,552,440

Computers & Peripherals – 2.4%
2,400	Apple, Inc.*	332,352
66,400	Hewlett-Packard Co.	3,276,840
11,900	International Business Machines Corp.	1,388,611

		4,997,803

Containers & Packaging – 0.2%
17,523	Packaging Corp. of America	456,474

Distributors – 0.2%
7,080	Genuine Parts Co.	351,734

Diversified Financial Services – 3.7%
61,071	Bank of America Corp.	3,095,078
77,434	Citigroup, Inc.	3,630,106
22,991	JPMorgan Chase & Co.	1,023,560

		7,748,744

Diversified Telecommunication Services – 2.5%
60,208	AT&T, Inc.	2,400,493
3,100	Citizens Communications Co.	44,981
63,738	Verizon Communications, Inc.	2,669,347
14,061	Windstream Corp.	200,791

		5,315,612

Electric Utilities – 1.2%
53,850	Duke Energy Corp.	987,609
6,900	Progress Energy, Inc.	316,572
36,950	Southern Co.	1,311,356

		2,615,537

Electrical Equipment – 0.3%
14,980	Emerson Electric Co.	737,465

Energy Equipment & Services – 1.0%
15,678	Baker Hughes, Inc.	1,314,757
11,720	GlobalSantaFe Corp.	827,315

		2,142,072

Food & Staples Retailing – 0.6%
7,100	SUPERVALU, Inc.	299,265
15,280	Sysco Corp.	510,046
11,980	Wal-Mart Stores, Inc.	522,688

		1,331,999

Food Products – 1.6%
58,140	ConAgra Foods, Inc.	1,494,779
3,120	General Mills, Inc.	174,346
13,020	H.J. Heinz Co.	587,072
13,979	Kraft Foods, Inc.	448,167
42,120	Sara Lee Corp.	700,034

		3,404,398

Health Care Equipment & Supplies – 0.5%
11,600	Becton, Dickinson & Co.	892,504
3,530	Medtronic, Inc.	186,525

		1,079,029

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Health Care Providers & Services – 0.1%
2,560	Manor Care, Inc.	$163,558

Hotels, Restaurants & Leisure – 1.6%
9,060	Carnival Corp.	413,045
15,877	Harrah’s Entertainment, Inc.	1,361,770
24,630	McDonald’s Corp.	1,213,028
13,500	Ruby Tuesday, Inc.	299,025

		3,286,868

Household Durables – 0.7%
9,290	KB HOME(a)	281,858
43,711	Newell Rubbermaid, Inc.	1,127,307

		1,409,165

Household Products – 0.9%
15,190	Kimberly-Clark Corp.	1,043,401
12,270	Procter & Gamble Co.	801,354

		1,844,755

Industrial Conglomerates – 3.0%
6,970	3M Co.	634,200
143,420	General Electric Co.	5,574,736

		6,208,936

Insurance – 1.6%
16,480	American International Group, Inc.	1,087,680
9,950	MetLife, Inc.	637,298
2,520	Nationwide Financial Services, Inc.	134,870
21,555	The Allstate Corp.	1,180,136
7,770	Unitrin, Inc.	353,224

		3,393,208

Internet Software & Services – 0.6%
2,360	Google, Inc.*	1,215,990
4,320	Yahoo!, Inc.*	98,194

		1,314,184

IT Services – 0.4%
11,140	First Data Corp.	370,071
3,560	Paychex, Inc.	158,171
11,140	Western Union Co.	209,766

		738,008

Machinery – 0.9%
12,550	Deere & Co.	1,707,553
1,850	Eaton Corp.	174,307

		1,881,860

Media – 1.4%
930	Citadel Broadcasting Corp.	3,785
27,700	Clear Channel Communications, Inc.	1,032,102
14,370	Comcast Corp.*	374,913
5,250	Dow Jones & Co., Inc.	310,013
7,420	Gannett Co., Inc.	348,740
3,261	Idearc, Inc.	111,298
2,680	Omnicom Group, Inc.	136,492
12,120	The Walt Disney Co.	407,232
4,400	Tribune Co.	121,220

		2,845,795

Metals & Mining – 1.6%
12,000	Nucor Corp.	634,800
25,650	Southern Copper Corp.(a)	2,699,663

		3,334,463

Multi-Utilities – 1.0%
22,200	CenterPoint Energy, Inc.	360,084
30,060	Consolidated Edison, Inc.	1,380,956
3,010	DTE Energy Co.	143,908
3,547	Integrys Energy Group, Inc.	177,953
7,700	TECO Energy, Inc.	121,968

		2,184,869

Multiline Retail – 0.7%
19,873	J.C. Penney Co., Inc.	1,366,467
5,500	Macy’s, Inc.	174,460

		1,540,927

Oil, Gas & Consumable Fuels – 5.5%
7,210	Chevron Corp.	632,749
17,119	ConocoPhillips	1,401,875
77,412	Exxon Mobil Corp.	6,636,531
41,100	Marathon Oil Corp.	2,214,879
24,600	Spectra Energy Corp.	571,950

		11,457,984

Paper & Forest Products – 0.6%
18,400	Weyerhaeuser Co.	1,254,328

Pharmaceuticals – 4.7%
57,210	Bristol-Myers Squibb Co.	1,667,672
34,250	Eli Lilly & Co.	1,964,238
11,060	Johnson & Johnson	683,397
55,400	Merck & Co., Inc.	2,779,418
108,411	Pfizer, Inc.	2,692,929

		9,787,654

Real Estate Investment Trusts – 0.6%
9,139	Apartment Investment & Management Co.	408,513
1,120	Boston Properties, Inc.	112,078
5,928	Developers Diversified Realty Corp.	317,030
3,377	Plum Creek Timber Co., Inc.	141,598
2,610	Simon Property Group, Inc.	247,741

		1,226,960

Road & Rail – 0.3%
4,500	Laidlaw International, Inc.	155,970
8,980	Norfolk Southern Corp.	459,866

		615,836

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2007

Shares	Description	Value
Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 2.5%
80,100	Applied Materials, Inc.	$1,710,936
72,080	Intel Corp.	1,856,060
12,050	Linear Technology Corp.(a)	409,579
25,000	Maxim Integrated Products, Inc.	750,250
11,580	Microchip Technology, Inc.	446,062

		5,172,887

Software – 1.9%
135,837	Microsoft Corp.	3,902,597
8,161	Oracle Corp.*	165,505

		4,068,102

Specialty Retail – 0.4%
31,900	Limited Brands, Inc.	738,804

Textiles, Apparel & Luxury Goods – 0.6%
7,127	Hanesbrands, Inc.*	213,525
12,800	VF Corp.	1,022,080

		1,235,605

Thrifts & Mortgage Finance – 1.1%
5,160	Freddie Mac	317,908
48,430	New York Community Bancorp, Inc.(a)	856,727
28,705	Washington Mutual, Inc.	1,054,047

		2,228,682

Tobacco – 0.8%
20,201	Altria Group, Inc.	1,402,152
5,330	UST, Inc.	262,662

		1,664,814

Trading Companies & Distributors – 0.2%
4,600	W.W. Grainger, Inc.	421,406

Wireless Telecommunication Services – 0.4%
3,330	ALLTEL Corp.	227,306
27,270	Sprint Nextel Corp.	515,948

		743,254

TOTAL COMMON STOCKS
(Cost $96,408,013)		$124,248,287

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – 7.5%

Aerospace/Defense – 0.1%
Alliant Techsystems, Inc.
$62,000	6.750%	04/01/16	$60,760
Bombardier, Inc.(b)
50,000	6.300	05/01/14	48,000
L-3 Communications Corp.
125,000	6.375	10/15/15	120,938

			229,698

Automotive – 0.4%
DaimlerChrysler NA Holding Corp.(c)
450,000	5.840%	09/10/07	450,012
Ford Motor Credit Co.
175,000	6.625	06/16/08	169,749
General Motors Acceptance Corp.
125,000	6.875	09/15/11	110,136

			729,897

Banks – 0.8%
ANZ Capital Trust I(b)(d)
125,000	4.484	12/31/49	122,198
Astoria Financial Corp.
150,000	5.750	10/15/12	150,180
GreenPoint Bank
125,000	9.250	10/01/10	139,395
GreenPoint Financial Corp.
125,000	3.200	06/06/08	122,780
HBOS Capital Funding LP(b)(c)(d)
225,000	6.071	06/30/49	221,022
Mizuho JGB Investment LLC(b)(c)(d)
100,000	9.870	12/31/49	103,696
Popular North America Capital Trust I(d)
125,000	6.564	09/15/34	110,421
Popular North America, Inc.
150,000	5.650	04/15/09	149,689
Resona Bank Ltd.(b)(c)(d)
EUR175,000	4.125	09/27/49	221,033
$175,000	5.850	09/29/49	166,004
VTB 24 Capital PLC(c)
100,000	6.180	12/07/09	98,640
Washington Mutual, Inc.
100,000	8.250	04/01/10	104,902

			1,709,960

Brokerage – 0.2%
Lehman Brothers Capital Trust VII(c)(d)
75,000	5.857	11/29/49	68,880
Lehman Brothers Holdings, Inc.
150,000	6.500	07/19/17	147,681
Merrill Lynch & Co., Inc.
100,000	6.400	08/28/17	101,917
Morgan Stanley
200,000	5.750	08/31/12	199,731

			518,209

Chemicals – 0.1%
Ineos Group Holdings PLC
EUR125,000	7.875	02/15/16	151,337

Electric – 0.7%
Arizona Public Service Co.
$100,000	5.800	06/30/14	99,474
150,000	6.250	08/01/16	151,323
CenterPoint Energy, Inc. Series B
25,000	7.250	09/01/10	26,149

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Electric – (continued)
Commonwealth Edison Co.
$175,000	5.400%	12/15/11	$174,186
FirstEnergy Corp. Series C
110,000	7.375	11/15/31	119,730
MidAmerican Energy Holdings Co.
125,000	6.125	04/01/36	119,960
25,000	5.950	05/15/37	23,451
Nevada Power Co. Series L
100,000	5.875	01/15/15	98,134
Progress Energy, Inc.
100,000	5.625	01/15/16	98,565
75,000	7.000	10/30/31	80,154
The AES Corp.(b)
125,000	9.000	05/15/15	131,250
TXU Corp. Series O
325,000	4.800	11/15/09	318,906

			1,441,282

Energy – 0.2%
Canadian Natural Resources Ltd.
100,000	5.700	05/15/17	98,351
75,000	6.500	02/15/37	75,147
Kerr-McGee Corp.
175,000	6.950	07/01/24	181,425

			354,923

Entertainment – 0.0%
Time Warner Entertainment Co.
25,000	8.375	03/15/23	28,650

Environmental – 0.1%
Allied Waste North America, Inc. Series B
125,000	7.125	05/15/16	124,688

Food & Beverage – 0.0%
Kraft Foods, Inc.
75,000	6.500	08/11/17	76,758

Gaming – 0.3%
Caesars Entertainment, Inc.
125,000	8.875	09/15/08	127,344
50,000	7.500	09/01/09	51,188
Harrah’s Operating Co., Inc.
250,000	5.500	07/01/10	235,312
MGM Mirage, Inc.
50,000	8.500	09/15/10	52,187
Mohegan Tribal Gaming Authority
125,000	8.000	04/01/12	126,719

			592,750

Health Care Services(b) – 0.1%
HCA, Inc.
125,000	9.125	11/15/14	128,281

Life Insurance – 0.3%
American International Group, Inc.
175,000	6.250%	03/15/37	161,993
Americo Life, Inc.(b)
50,000	7.875	05/01/13	51,203
Lincoln National Corp.(c)(d)
275,000	7.000	05/17/66	278,659
Phoenix Life Insurance Co.(b)(d)
125,000	7.150	12/15/34	130,696
Reinsurance Group of America, Inc.(c)(d)
75,000	6.750	12/15/65	70,932

			693,483

Media – Cable – 0.7%
Comcast Cable Communications Holdings, Inc.
40,000	8.375	03/15/13	44,714
125,000	9.455	11/15/22	157,719
Cox Communications, Inc.
325,000	4.625	01/15/10	318,282
Cox Enterprises, Inc.(b)
250,000	4.375	05/01/08	247,750
CSC Holdings, Inc.
125,000	7.250	07/15/08	125,156
Rogers Cable, Inc.
100,000	5.500	03/15/14	96,740
Time Warner Cable, Inc.(b)
300,000	5.400	07/02/12	295,337
50,000	6.550	05/01/37	48,501
Viacom, Inc.
125,000	5.750	04/30/11	125,517

			1,459,716

Media – Non Cable – 0.4%
AMFM, Inc.
375,000	8.000	11/01/08	377,079
Dex Media East LLC
125,000	9.875	11/15/09	127,500
EchoStar DBS Corp.
125,000	7.125	02/01/16	123,125
Idearc, Inc.
125,000	8.000	11/15/16	123,750

			751,454

Metals & Mining – 0.2%
Falconbridge Ltd.
75,000	7.250	07/15/12	80,965
GrafTech Finance, Inc.
125,000	10.250	02/15/12	130,625
Inco Ltd.
200,000	5.700	10/15/15	196,260

			407,850

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Noncaptive – Financial – 0.3%
Nelnet, Inc.(c)(d)
$150,000	7.400%		09/29/36	$147,189
PHH Corp.
350,000	6.000		03/01/08	351,452
Residential Capital LLC
250,000	7.375		06/30/10	194,375

				693,016

Pipelines – 0.6%
Boardwalk Pipelines LP
175,000	5.875		11/15/16	174,148
CenterPoint Energy Resources Corp. Series B
150,000	5.950		01/15/14	150,435
El Paso Natural Gas Co.
75,000	7.500		11/15/26	79,005
Energy Transfer Partners LP
75,000	5.650		08/01/12	74,297
250,000	5.950		02/01/15	244,243
Enterprise Products Operating LP
175,000	4.950		06/01/10	173,643
100,000	8.375	(c)	08/01/16	102,388
75,000	7.034	(c)	01/15/18	67,736
ONEOK Partners LP
100,000	6.650		10/01/36	98,918
Southern Natural Gas Co.
50,000	7.350		02/15/31	52,360
Tennessee Gas Pipeline Co.
50,000	7.000		10/15/28	50,330
TEPPCO Partners LP(c)(d)
25,000	7.000		06/01/67	23,264

				1,290,767

Property/Casualty Insurance – 0.5%
Arch Capital Group Ltd.
150,000	7.350		05/01/34	154,719
Aspen Insurance Holdings Ltd.
100,000	6.000		08/15/14	99,535
Catlin Insurance Co. Ltd.(b)(c)(d)
75,000	7.249		12/31/49	69,728
CNA Financial Corp.
30,000	6.950		01/15/18	31,082
50,000	7.250		11/15/23	50,947
Endurance Specialty Holdings Ltd.
100,000	6.150		10/15/15	99,067
PartnerRe Finance(c)(d)
25,000	6.440		12/01/66	22,873
QBE Insurance Group Ltd.(b)(c)
225,000	5.647		07/01/23	220,661
SAFECO Corp.
150,000	4.200		02/01/08	149,258
Swiss Re Capital I LP(b)(c)(d)
125,000	6.854		05/29/49	123,869
The Chubb Corp.(c)(d)
100,000	6.375		03/29/37	98,105

				1,119,844

Real Estate Investment Trusts – 0.4%
Arden Realty, Inc.
75,000	9.150%		03/01/10	82,634
iStar Financial, Inc.
75,000	5.650		09/15/11	72,454
50,000	6.500		12/15/13	48,536
iStar Financial, Inc. Series B
50,000	5.125		04/01/11	47,093
75,000	5.700		03/01/14	69,506
Reckson Operating Partnership LP
25,000	7.750		03/15/09	25,908
92,000	5.150		01/15/11	90,115
Simon Property Group LP(d)
150,000	7.000		06/15/28	151,991
Westfield Capital Corp.(b)
125,000	5.125		11/15/14	119,075
Westfield Group(b)
150,000	5.400		10/01/12	147,784

				855,096

Tobacco – 0.0%
Altria Group, Inc.
25,000	7.000		11/04/13	27,016

Wireless Telecommunications – 0.6%
America Movil SA de CV
200,000	5.500		03/01/14	195,814
AT&T Wireless Services, Inc.
200,000	7.875		03/01/11	215,458
Hellas Telecommunications Luxembourg V(c)
EUR125,000	7.709		10/15/12	165,811
Inmarsat Finance PLC(e)
$250,000	10.375		11/15/12	236,875
Intelsat Subsidiary Holding Co. Ltd.
125,000	8.625		01/15/15	125,781
Sprint Capital Corp.
275,000	7.625		01/30/11	291,885

				1,231,624

Wirelines Telecommunications – 0.5%
Ameritech Capital Funding
50,000	6.250		05/18/09	50,997
AT&T, Inc.
200,000	4.125		09/15/09	195,268
Deutsche Telekom International Finance BV
125,000	8.250		06/15/30	151,061
Qwest Corp.
50,000	8.875		03/15/12	54,000
Telecom Italia Capital
100,000	4.000		01/15/10	96,562
225,000	4.950		09/30/14	210,991

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date		Value
Corporate Bonds – (continued)

Wirelines Telecommunications – (continued)
TPSA Finance BV(b)
$175,000	7.750%	12/10/08		$180,122
Windstream Corp.
125,000	8.625%	08/01/16		130,938

				1,069,939

TOTAL CORPORATE BONDS
(Cost $15,769,410)				$15,686,238

Mortgage-Backed Obligations – 17.9%

Adjustable Rate FHLMC(c) – 0.7%
702,616	4.582	08/01/35		696,626
854,660	4.675	09/01/35		842,061

				1,538,687

Adjustable Rate FNMA(c) – 1.4%
49,728	7.506%	09/01/32		50,602
707,276	3.845	10/01/33		702,631
370,996	4.344	12/01/33		368,018
534,523	4.208	01/01/34		528,688
754,746	4.250	02/01/34		745,819
535,939	4.611	01/01/35		528,665

				2,924,423

Adjustable Rate GNMA(c) – 0.6%
$24,791	6.375%	06/20/23		$25,037
11,075	5.750	07/20/23		11,101
11,343	5.750	08/20/23		11,369
30,412	5.750	09/20/23		30,482
8,624	6.375	03/20/24		8,689
81,465	6.375	04/20/24		82,223
10,512	6.375	05/20/24		10,612
78,288	6.375	06/20/24		79,066
42,458	5.750	07/20/24		42,567
59,803	5.750	08/20/24		59,987
19,867	5.750	09/20/24		19,928
22,405	6.125	11/20/24		22,525
19,622	6.125	12/20/24		19,730
16,404	6.375	01/20/25		16,540
7,953	6.375	02/20/25		8,017
27,219	6.375	05/20/25		27,475
19,534	5.750	07/20/25		19,577
12,308	6.375	02/20/26		12,390
513	5.750	07/20/26		514
32,150	6.375	01/20/27		32,376
10,388	6.375	02/20/27		10,457
90,150	6.375	04/20/27		90,922
10,636	6.375	05/20/27		10,721
11,043	6.375	06/20/27		11,132
3,121	6.125	11/20/27		3,132
12,137	6.125	12/20/27		12,180
27,286	6.375	01/20/28		27,471
9,787	6.250	02/20/28		9,837
10,292	6.375	03/20/28		10,358
61,593	5.500	07/20/29		61,569
23,903	5.500	08/20/29		23,892
10,191	5.500	09/20/29		10,192
29,259	6.125	10/20/29		29,375
36,651	6.125	11/20/29		36,800
10,049	6.125	12/20/29		10,090
13,918	6.250	01/20/30		13,995
6,517	6.250	02/20/30		6,553
27,316	6.250	03/20/30		27,463
44,391	6.375	04/20/30		44,732
114,525	6.375	05/20/30		115,397
11,600	6.375	06/20/30		11,684
81,015	5.500	07/20/30		81,132
11,095	5.500	09/20/30		11,110
24,445	5.875	10/20/30		24,489

				1,234,888

FHLMC – 2.0%
88,767	8.000	07/01/15		93,320
20,554	7.000	12/01/15		21,198
87,618	6.500	07/01/16		89,104
1,714,199	4.000	06/01/19		1,607,242
61,363	7.500	03/01/27		65,454
138,773	6.500	12/01/29		141,994
187,763	7.000	04/01/31		194,544
179,589	7.000	07/01/32		185,601
1,130,577	6.500	01/01/33		1,154,059
635,406	6.500	04/01/34		646,615

				4,199,131

FNMA – 3.9%
33,808	7.000	01/01/16		34,878
700,099	5.000	12/01/17		685,898
39,870	4.500	04/01/18		38,331
346,065	4.500	05/01/18		332,702
467,393	4.500	06/01/18		449,347
24,765	4.500	07/01/18		23,809
1,600,443	4.500	08/01/18		1,538,646
853,783	4.000	09/01/18		804,097
793,676	5.000	06/01/19		777,082
530,062	6.000	09/01/19		536,923
665,980	6.000	12/01/20		674,600
67,121	7.000	11/01/30		68,960
125,860	7.500	03/01/31		129,736
1,000,000	5.500	TBA-15yr(f	)	994,062
1,000,000	6.000	TBA-15yr(f	)	1,010,625

				8,099,696

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

Collateralized Mortgage Obligations – 9.3%
Adjustable Rate Non-Agency(c) – 6.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$38,690	4.442%		04/25/34	$38,069
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
65,132	5.082		06/25/35	63,920
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
919,693	4.139		02/25/37	899,778
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
367,338	5.805		08/25/35	359,563
Countrywide Alternative Loan Trust Series 2005-38, Class A3
403,261	5.855		09/25/35	395,333
Countrywide Home Loans Series 2004-HYB6, Class A2
35,376	4.561		11/20/34	34,649
Countrywide Home Loans Series 2005-HYB4, Class 2A1
61,034	4.900		08/20/35	59,720
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
708,363	5.447		09/25/35	697,964
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
645,376	5.725		04/25/46	630,562
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
921,929	4.763		07/25/35	907,904
Lehman XS Trust Series 2007-16N, Class 2A2
1,000,000	6.350		09/25/47	996,094
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
64,182	5.885		11/25/34	63,144
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
610,098	6.005		01/25/46	599,521
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 3A1
41,377	4.380		05/25/34	40,821
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
429,631	4.715		06/25/34	425,674
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
44,648	5.450		11/25/34	44,368
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
779,990	5.735		02/25/36	760,912
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
171,530	4.700		11/25/33	170,868
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
58,063	4.243		06/25/34	56,876
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
508,359	5.795%		07/25/45	497,680
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
719,238	5.825		08/25/45	704,639
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
405,819	5.775		12/25/45	396,855
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
871,304	5.925		09/25/46	854,451
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
778,272	5.040		04/25/35	748,167
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
578,498	4.976		10/25/35	580,702
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
783,093	5.000		10/25/35	773,826
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
832,348	5.091		03/25/36	816,394
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
754,005	5.598		07/25/36	746,747

				13,365,201

Interest Only(g) – 0.2%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
249,742	5.500%		06/25/33	28,140
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
2,388,753	1.350(b	)(c)	03/13/40	82,851
Countrywide Home Loan Trust Series 2003-42, Class 2X1(c)
1,269,157	0.357		10/25/33	3,759
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
14,063	5.500		06/25/33	638
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
146,592	0.782		07/25/33	183
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
321,047	5.250		07/25/33	44,129
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
181,477	0.605		08/25/33	507
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(b)(c)
1,367,466	1.818		05/15/38	54,394
FHLMC Series 2575, Class IB
174,131	5.500		08/15/30	17,193
FNMA Series 2004-47, Class EI(c)(h)
289,101	0.000		06/25/34	15,149
FNMA Series 2004-62, Class DI(c)(h)
110,205	0.000		07/25/33	7,038
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(c)
45,290	1.149		07/25/33	499

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Interest Only(g) – (continued)
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(c)
$143,564	0.674%	08/25/33	$827
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(b)(c)
2,957,693	1.626	02/11/36	118,250
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR04, Class X1(c)
337,783	1.181	01/25/08	1,232
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR07, Class X(c)
691,769	0.938	06/25/08	3,439
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(c)
701,625	0.486	02/25/34	3,307

			381,535

Inverse Floaters(c) – 0.2%
FNMA Series 1993-248, Class SA REMIC
165,496	4.743	08/25/23	154,577
GNMA Series 2001-48, Class SA
28,326	8.324	10/16/31	31,093
GNMA Series 2001-51, Class SA
45,112	8.282	10/16/31	50,205
GNMA Series 2001-51, Class SB
56,611	8.324	10/16/31	62,379
GNMA Series 2001-59, Class SA
42,775	8.162	11/16/24	47,099
GNMA Series 2002-13, Class SB
18,355	11.486	02/16/32	22,540

			367,893

Planned Amortization Class – 0.0%
FNMA Series 1993-76, Class PJ
67,168	6.000	06/25/08	67,198

Regular Floater(c)(h) – 0.0%
FHLMC Series 3038, Class XA
73,802	0.000	09/15/35	79,634

Sequential Fixed Rate – 2.5%
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
154,525	6.550	01/17/35	154,344
CS First Boston Mortgage Securities Corp. Series 2002-5, Class PPA1
294,818	6.500	03/25/32	287,304
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
600,000	7.202	10/15/32	624,885
FNMA REMIC Trust Series 2002-24, Class AE
59,238	6.000	04/25/16	59,063
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
1,000,000	5.512	11/10/45	986,345
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
1,000,000	6.278	11/15/39	1,025,559
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
1,000,000	5.197	11/15/30	976,427
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,000,000	5.156	02/15/31	970,319

			5,084,246

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			19,345,707

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $37,485,187)			$37,342,532

Agency Debentures – 5.6%

FFCB
$1,200,000	4.500%	08/08/11	$1,178,484
1,000,000	4.400	04/25/12	983,782
2,000,000	4.550	08/10/12	1,977,580
900,000	4.700	08/10/15	879,711
FHLB
1,000,000	4.080	04/26/10	983,950
700,000	4.516	08/10/10	696,234
1,200,000	7.375	02/13/15	1,376,343
FNMA
3,000,000	3.860	02/22/08	2,980,302
Tennessee Valley Authority
600,000	5.375	04/01/56	597,694

TOTAL AGENCY DEBENTURES
(Cost $11,836,803)			$11,654,080

Asset-Backed Securities – 0.8%

Home Equity(c) – 0.7%
Countrywide Home Equity Loan Trust Series 2002-E, Class A
$153,355	5.871%	10/15/28	$149,896
Countrywide Home Equity Loan Trust Series 2003-A, Class A
425,683	5.961	03/15/29	415,977
Countrywide Home Equity Loan Trust Series 2003-D, Class A
238,472	5.871	06/15/29	233,799
Countrywide Home Equity Loan Trust Series 2004-S, Class 1A
244,015	5.851	02/15/30	237,276
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
263,404	5.891	02/15/34	257,021
Impac CMB Trust Series 2004-10, Class 2A
275,511	5.825	03/25/35	273,091

			1,567,060

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2007

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Asset-Backed Securities – (continued)

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
$197,333	8.330%		04/01/30	$211,625

TOTAL ASSET-BACKED SECURITIES
(Cost $1,840,034)				$1,778,685

Credit Linked Notes(b) – 1.0%

Egyptian Treasury Bill
EGP 4,006,575	0.000%		11/15/07	$693,933
Federal Republic of Brazil Inflation Linked
BRL910,000	10.400		05/15/09	530,304
1,400,000	6.000		05/15/11	730,968

TOTAL CREDIT LINKED NOTES
(Cost $1,605,385)				$1,955,205

Emerging Market Debt – 0.7%

Gazinvest Luxembourg SA
$230,000	7.250%		10/30/08	$235,267
Republic of Argentina
660,000	7.000		09/12/13	544,610
ARS1,558,479	2.000	%(c)	01/03/16	380,838
476,628	5.830	(c)	12/31/33	114,326
VTB Capital (Vneshtorgbank)(b)(c)
$290,000	5.956		08/01/08	287,535

TOTAL EMERGING MARKET DEBT
(Cost $1,563,166)				$1,562,576

U.S. Treasury Obligations – 2.5%

United States Treasury Inflation Protected Securities
$442,108	2.375%		01/15/25	$439,243
206,620	2.375		01/15/27	205,732
United States Treasury Notes
1,000,000	4.875		10/31/08	1,006,560
1,100,000	4.500		03/31/09	1,104,499
300,000	4.750		03/31/11	305,418
United States Treasury Principal-Only STRIPS(i)
200,000	0.000		08/15/20	105,920
2,200,000	0.000		05/15/21	1,118,832
1,750,000	0.000		11/15/22	827,470
200,000	0.000		11/15/24	85,448

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,188,001)				$5,199,122

Commercial Paper – 1.3%

Chariot Funding LLC
$530,000	5.72		09/14/07	$528,823
Charta LLC
530,000	5.73		09/11/07	529,087
CRC Funding LLC
530,000	5.72		09/14/07	528,823
Falcon Asset Securitization
530,000	5.32		09/07/07	529,452
Yorktown Capital LLC
530,000	6.03		10/01/07	527,262

TOTAL COMMERCIAL PAPER
(Cost $2,643,447)				$2,643,447

Repurchase Agreement(j) – 3.2%

Joint Repurchase Agreement Account II
$6,600,000	5.381%		09/04/07	$6,600,000
Maturity Value: $6,603,946
(Cost $6,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $180,939,446)				$208,670,172

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 2.7%

Boston Global Investment Trust – Enhanced Portfolio
5,648,025	5.523%	$5,648,025
(Cost $5,648,025)

TOTAL INVESTMENTS – 102.7%
(Cost $186,587,471)		$214,318,197

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(5,622,286)

NET ASSETS – 100.0%		$208,695,911

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. All amounts shown are in U.S. dollars unless otherwise noted. See below.

Currency Description

ARS	=	Argentine Peso
BRL	=	Brazilian Real
EGP	=	Egyptian Pound
EUR	=	Euro Currency

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,274,445, which represents approximately 2.5% of net assets as of August 31, 2007.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2007.

(d)	Securities with “Call” or “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $2,004,687 which represents approximately 1.0% of net assets as of August 31, 2007.

(g)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(i)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Joint repurchase agreement was entered into on August 31, 2007. Additional information appears on page 19.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2007
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At August 31, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Purchase/	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Sale Contract	Date	Settlement Date	Value	Gain

Brazilian Real	Purchase	11/01/07	$565,066	$578,034	$12,968
Brazilian Real	Sale	11/01/07	2,234,068	2,173,347	60,721
British Pound	Sale	11/15/07	90,852	90,788	64

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED GAIN					$73,753

Open Forward Foreign Currency	Purchase/	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Sale Contract	Date	Settlement Date	Value	Loss

Euro	Sale	09/20/07	$727,876	$735,384	$(7,508)
Brazilian Real	Purchase	11/01/07	223,441	217,508	(5,933)

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED LOSS					$(13,441)

FUTURES CONTRACTS — At August 31, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	51	September 2007	$12,047,794	$(34,943)
Eurodollars	(4)	December 2007	(950,650)	297
Eurodollars	(1)	June 2008	(238,612)	(1,263)
Eurodollars	3	September 2008	715,800	2,101
Eurodollars	2	December 2008	477,000	1,029
Eurodollars	2	March 2009	476,725	967
Eurodollars	2	June 2009	476,450	1,017
U.S. Treasury Bonds	7	December 2007	780,938	(5)
2 Year U.S. Treasury Notes	25	December 2007	5,153,906	(701)
5 Year U.S. Treasury Notes	(76)	December 2007	(8,109,438)	2,137
10 Year U.S. Treasury Notes	(65)	December 2007	(7,088,047)	18,672

TOTAL			$3,741,866	$(10,692)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2007, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $6,600,000, in principal amount.
REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,100,000,000	5.35%	09/04/07	$3,101,842,778

Barclays Capital PLC	4,300,000,000	5.40	09/04/07	4,302,580,000

Citigroup Global Markets, Inc.	3,000,000,000	5.40	09/04/07	3,001,800,000

Credit Suisse Securities (USA) LLC	500,000,000	5.35	09/04/07	500,297,222

Deutsche Bank Securities, Inc.	4,700,000,000	5.40	09/04/07	4,702,820,000

Greenwich Capital Markets	750,000,000	5.35	09/04/07	750,445,833

UBS Securities LLC	1,960,600,000	5.33	09/04/07	1,961,761,111

Wachovia Bank	250,000,000	5.38	09/04/07	250,149,444

TOTAL				$18,571,696,388

At August 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 5.375%, due 07/18/11; Federal Home Loan Mortgage Association, 3.500% to 12.500%, due 11/01/07 to 05/01/47; Federal National Mortgage Association, 3.500% to 10.500%, due 10/01/07 to 09/01/47 and Government National Mortgage Association, 5.000% to 9.000%, due 10/15/09 to 08/15/37. The aggregate market value of the collateral, including accrued interest, was $18,974,313,689.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Schedule of Investments (continued)
August 31, 2007

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At August 31, 2007, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made
	Amount		Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$4,000		10/14/08	3.514%	3 month LIBOR	$—	$(38,649)
	4,000		10/06/10	4.703	3 month LIBOR	—	22,312
	4,000		04/06/12	4.736	3 month LIBOR	—	8,949
	5,000		04/19/12	4.547	3 month LIBOR	—	(29,897)
	1,700	(a)	12/19/14	3 month LIBOR	5.000%	13,668	(6,020)
	100	(a)	12/19/17	5.250	3 month LIBOR	(3,935)	4,094
	5,000		11/12/19	3 month LIBOR	5.069	—	30,127
	2,300	(a)	12/19/22	5.250	3 month LIBOR	(122,321)	89,821
Bear Stearns & Co., Inc.	2,000		08/20/12	3 month LIBOR	5.282	—	(27,413)
	2,000	(a)	12/19/12	5.000	3 month LIBOR	(25,490)	30,566
	2,100	(a)	12/19/14	5.000	3 month LIBOR	(53,041)	43,594
	3,000		06/20/16	5.666	3 month LIBOR	—	104,211
	300	(a)	12/19/37	5.250	3 month LIBOR	(23,809)	14,222
Deutsche Bank Securities, Inc.	GBP 800	(a)	12/19/12	5.750	6 month BP	(7,714)	431
JPMorgan Securities, Inc.	$4,400	(a)	12/19/10	5.000	3 month LIBOR	(67,394)	89,290
	14,900	(a)	12/19/14	5.000	3 month LIBOR	(607,800)	540,765
	3,500	(a)	12/19/22	5.250	3 month LIBOR	(223,515)	181,096
	700	(a)	12/19/37	5.250	3 month LIBOR	(55,348)	32,977

TOTAL						$(1,176,699)	$1,090,476

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2007.
CREDIT DEFAULT SWAP CONTRACTS

					Upfront
		Notional	Rates		Payments
		Amount	Paid by	Termination	made by	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	the Fund	Gain (Loss)

Protection Purchased:
Banc of America Securities LLC	CDX North America Investment Grade Index	$12,000	0.350%	06/20/12	$202,314	$(43,853)
Deutsche Bank Securities, Inc.	Argentine Republic	230	4.786	09/20/12	—	629
	8.280%, 12/31/33	230	4.984	09/20/12	—	(1,301)
JPMorgan Securities, Inc.	Argentine Republic
	8.280%, 12/31/33	200	5.055	09/20/12	—	(1,692)
	CDX North America Investment Grade Index	4,000	0.350	06/20/12	74,064	(25,806)
Salomon Smith Barney, Inc.	Brazilian Government International	700	1.300	02/20/11	—	(11,944)
	12.250%, 3/6/30	400	1.500	08/22/11	—	(9,016)

TOTAL					$276,378	$(92,983)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount		Termination	Financing	Unrealized
Swap Counterparty	(000s)	Reference Security	Date	Fee#	Gain (Loss)

Citibank NA	TRY 536	Turkish Government Bond 14.00%, 1/20/11	01/20/11	TRY Central Deposit Bank + 0.700%	$6,868
	TRY 789	Turkish Government Bond 16.00%, 3/7/12	03/07/12	TRY Central Deposit Bank + 0.500%	(11,789)
Deutsche Bank AG	TRY 1,220	Turkish Government Bond 16.00%, 3/7/12	03/07/12	TRY Central Deposit Bank + 0.500%	(24,494)

TOTAL					$(29,415)

#	The Fund receives semi-annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain

Banc of America Securities LLC	$1,000	09/05/07	$1,156
	1,000	10/02/07	1,604
	1,000	12/04/07	1,264
	1,000	01/02/08	1,274
	1,000	01/31/08	2,211
	3,000	02/04/08	10,985
	1,000	03/04/08	1,264
Citibank NA	1,000	02/04/08	1,275
DMG & Partners	1,000	09/05/07	1,337
	1,000	12/04/07	1,275
	1,000	02/04/08	380
JPMorgan Securities, Inc.	1,000	08/31/07	1,337
	1,000	01/31/08	1,275

TOTAL			$26,637

The fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10Yr Index. The fund makes payments on any negative monthly duration adjusted return of such index.

Investment Abbreviation:
BP	—	British Pound Offered Rate
CMBS	—	Commercial Mortgage-Backed Securities
GBP	—	British Pounds
LIBOR	—	London Interbank Offered Rate
TRY	—	Turkish Lira

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
August 31, 2007

Assets:

Investments in securities, at value (identified cost $180,939,446)(a)	$208,670,172
Securities lending collateral, at value which equals cost	5,648,025
Cash(b)	2,027,067
Foreign currencies, at value (identified cost $52,195)	53,141
Receivables:
Investment securities sold, at value	11,812,136
Dividends and interest, at value	1,056,568
Fund shares sold	241,369
Swap termination receivable	119,888
Due from broker-variation margin, at value(c)	110,545
Reimbursement from investment adviser	49,227
Securities lending income	6,022
Foreign tax reclaims, at value	1,568
Swap contracts, at value (includes upfront payments made (received) of $193,227)	441,231
Unrealized gain on forward foreign currency exchange contracts, at value	73,753
Other assets	1,052

Total assets	230,311,764

Liabilities:

Payables:
Investment securities purchased, at value	15,019,638
Payable upon return of securities loaned	5,648,025
Fund shares repurchased	237,100
Amounts owed to affiliates	188,441
Swap contracts, at value (includes upfront payments received of $1,093,548)	346,837
Unrealized loss on forward foreign currency exchange contracts, at value	13,441
Accrued expenses	162,371

Total liabilities	21,615,853

Net Assets:

Paid-in capital	181,341,927
Accumulated distribution in excess of net investment income	(375,240)
Accumulated net realized loss on investments, futures, swaps and foreign currency related transactions	(1,047,417)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	28,776,641

NET ASSETS	$208,695,911

Net Assets:
Class A	$180,905,198
Class B	16,906,357
Class C	7,695,546
Institutional	3,187,310
Service	1,500

Shares outstanding:
Class A	8,754,704
Class B	824,800
Class C	376,158
Institutional	152,121
Service	72

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	10,107,855

Net asset value, offering and redemption price per share:(d)
Class A	$20.66
Class B	20.50
Class C	20.46
Institutional	20.95
Service	20.70

(a)	Includes loaned securities having a market value of $5,634,762.
(b)	Includes restricted cash of $1,121,294, relating to collateral on swap contracts.
(c)	Includes restricted cash of $104,832, relating to initial margin requirements and collateral on futures transactions.
(d)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $21.86. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Year Ended August 31, 2007

Investment income:

Interest (including securities lending income of $64,570)	$4,394,732
Dividends	3,557,577

Total investment income	7,952,309

Expenses:

Management fees	1,369,122
Distribution and Service fees(a)	708,522
Transfer Agent fees(b)	396,036
Custody and accounting fees	115,297
Printing fees	97,190
Registration fees	78,103
Professional fees	76,566
Shareholder meeting proxy expense	23,473
Trustee fees	15,200
Service share fees(c)	8
Other	45,314

Total expenses	2,924,831

Less — expense reductions	(524,639)

Net expenses	2,400,192

NET INVESTMENT INCOME	5,552,117

Realized and unrealized gain (loss) on investment, futures, swaps and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	1,879,735
Futures transactions	111,453
Swap contracts	(677,663)
Foreign currency related transactions	(446,968)
Net change in unrealized gain on:
Investments	13,067,786
Futures	25,285
Swap contracts	1,157,080
Translation of assets and liabilities denominated in foreign currencies	141,789

Net realized and unrealized gain on investment, futures, swaps and foreign currency related transactions	15,258,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,810,614

(a) Class A, Class B and Class C Shares had Distribution and Service fees of $456,677, $181,941 and $69,904, respectively.
(b) Class A, Class B, Class C and Institutional Class had Transfer Agent fees of $347,075, $34,568, $13,282 and $1,111, respectively.
(c) Service Class had Service Plan and Shareholder Administration Plan fees of $4 and $4, respectively.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2007	August 31, 2006

From operations:

Net investment income	$5,552,117	$4,709,192
Net realized gain from investment, futures, swaps and foreign currency related transactions	866,557	17,272,660
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	14,391,940	(9,682,024)

Net increase in net assets resulting from operations	20,810,614	12,299,828

Distributions to shareholders:

From net investment income
Class A Shares	(5,154,220)	(3,692,371)
Class B Shares	(377,252)	(304,399)
Class C Shares	(147,806)	(79,570)
Institutional Shares	(82,337)	(47,966)
Service Shares	(33)	(21)
From net realized gains
Class A Shares	(12,750,446)	—
Class B Shares	(1,363,090)	—
Class C Shares	(479,528)	—
Institutional Shares	(135,962)	—
Service Shares	(88)	—

Total distributions to shareholders	(20,490,762)	(4,124,327)

From share transactions:

Proceeds from sales of shares	24,820,411	23,212,286
Reinvestment of dividends and distributions	19,665,055	3,976,041
Cost of shares repurchased	(43,125,132)	(61,104,974)

Net increase (decrease) in net assets resulting from share transactions	1,360,334	(33,916,647)

TOTAL INCREASE (DECREASE)	1,680,186	(25,741,146)

Net assets:

Beginning of year	207,015,725	232,756,871

End of year	$208,695,911	$207,015,725

Accumulated undistributed (distributions in excess of) net investment income	$(375,240)	$875,234

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
August 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     Class A shares of the Fund are sold with a front-end sales charge of up to 5.50%. Class B shares of the Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Fund are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Fund are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Fund receives such sales charges of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes in foreign securities held by the Fund, which are subject to such taxes. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (OID) and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.
E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2007, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Forward Sales Contracts — The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependant on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.
I. Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
J. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Fund’s credit exposure is to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
K. Securities purchased on a when-issued or delayed-basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
L. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
M. Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may invest in the following types of swaps;
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as realized gain or loss on termination date. Periodic payments received or made on swap contracts

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
are recorded as realized gain or loss on the Statement of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gain on the Statement of Operations.
N. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (TIPS), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (CPI). The adjustments for interest income due to inflation are reflected in interest income on the Statement of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the year ended August 31, 2007, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Rate				Effective Net
				Management Rate
Up to $1 billion	Next $1 billion	Over $2 billion	Effective Rate	(after waiver)*

0.65%	0.59%	0.56%	0.65%	0.55%

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.55%, of the Fund’s average daily net assets. For the year ended August 31, 2007, GSAM waived approximately $211,000 in Management fees.
B. Distribution Agreement and Service Plan — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2007, Goldman Sachs has advised the Fund that it retained approximately $43,400 of Class A Shares sales loads and $200 and $100 of Class B and Class C Shares contingent deferred sales charges, respectively.
C. Transfer Agency Agreement — Goldman Sachs serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net asset value of the Service Shares.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2007
3. AGREEMENTS (continued)
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2007, GSAM reimbursed the Fund approximately $293,000.
     In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2007, custody and transfer agent fees were reduced by approximately $8,000, and $13,000, respectively.
     At August 31, 2007, the amounts owed to affiliates were approximately $97,000, $58,000 and $33,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2007, were $127,977,793 and $132,063,610, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $80,986,159 and $87,465,030, respectively.
     For the year ended August 31, 2007, Goldman Sachs earned approximately $11,300 of brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $40,085 represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended August 31, 2007, BGA earned approximately $8,600 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of August 31, 2007 was $3,572,225.

GOLDMAN SACHS BALANCED FUND

6. LINE OF CREDIT FACILITY
The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended August 31, 2007, the Fund did not have any borrowings under this facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2007 were as follows:

	For the Year Ended August 31

	2006	2007

Distributions paid from:
Ordinary income	$4,124,327	$6,828,157
Net long-term capital gains	—	13,662,605

Total taxable distributions	$4,124,327	$20,490,762

     At August 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Timing differences (deferred straddle losses, swap receivable and post October losses)	(497,175)
Unrealized gains — net	27,851,159

Total accumulated earnings — net	$27,353,984

     At August 31, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$187,463,333

Gross unrealized gain	28,879,203
Gross unrealized loss	(2,024,339)

Net unrealized security gain	$26,854,864
Net unrealized gain on other investments	996,295

Net unrealized gain	$27,851,159

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales, return of capital distributions from underlying fund investments, net mark-to-market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes, and the differing treatment of amortization of market discount and premium.
     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income and paid-in capital, $1,105,951, $(65,008) and $(1,040,943), respectively. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of dividend redesignation, foreign currency, swap transactions and amortization of market premium and discount.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 2007
8. OTHER MATTERS
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their February 29, 2008 semiannual reports. The Adviser does not expect FIN 48 to have a material effect on the Fund’s financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The advisor does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS BALANCED FUND

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	For the Year Ended		For the Year Ended
	August 31, 2007		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	920,349	$19,024,567	977,839	$19,616,757
Reinvestment of dividends and distributions	862,118	17,430,451	180,416	3,600,825
Shares converted from Class B(a)	54,543	1,128,050	99,659	1,994,175
Shares repurchased	(1,701,762)	(35,211,474)	(2,474,609)	(49,499,049)

	135,248	2,371,594	(1,216,695)	(24,287,292)

Class B Shares
Shares sold	84,626	1,736,959	83,321	1,656,026
Reinvestment of dividends and distributions	77,099	1,547,349	13,855	274,192
Shares converted to Class A(a)	(54,972)	(1,128,050)	(100,434)	(1,994,175)
Shares repurchased	(278,992)	(5,719,040)	(474,551)	(9,441,405)

	(172,239)	(3,562,782)	(477,809)	(9,505,362)

Class C Shares
Shares sold	119,009	2,440,007	90,376	1,801,091
Reinvestment of dividends and distributions	23,732	475,446	3,063	60,586
Shares repurchased	(71,275)	(1,454,802)	(97,288)	(1,941,603)

	71,466	1,460,651	(3,849)	(79,926)

Institutional Shares
Shares sold	77,957	1,618,703	6,778	138,412
Reinvestment of dividends and distributions	10,319	211,688	2,000	40,417
Shares repurchased	(35,886)	(739,816)	(11,027)	(222,917)

	52,390	1,090,575	(2,249)	(44,088)

Service Shares
Shares sold	8	175	—	—
Reinvestment of dividends and distributions	6	121	1	21

	14	296	1	21

NET INCREASE (DECREASE)	86,879	$1,360,334	(1,700,601)	$(33,916,647)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2007 - A	$20.68	$0.56		$1.52	$2.08	$(0.60)	$(1.50)	$(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70	1.14	(0.37)	—	(0.37)

2005 - A	18.63	0.36	(d)	1.26	1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44	1.91	(0.45)	—	(0.45)
2005 - Service	18.67	0.33	(d)	1.27	1.60	(0.38)	—	(0.38)

2004 - A	17.21	0.31		1.48	1.79	(0.37)	—	(0.37)
2004 - B	17.08	0.17		1.47	1.64	(0.23)	—	(0.23)
2004 - C	17.07	0.17		1.47	1.64	(0.24)	—	(0.24)
2004 - Institutional	17.24	0.38		1.48	1.86	(0.44)	—	(0.44)
2004 - Service	17.25	0.28		1.49	1.77	(0.35)	—	(0.35)

2003 - A	16.28	0.40		0.96	1.36	(0.43)	—	(0.43)
2003 - B	16.16	0.28		0.95	1.23	(0.31)	—	(0.31)
2003 - C	16.15	0.28		0.94	1.22	(0.30)	—	(0.30)
2003 - Institutional	16.31	0.47		0.95	1.42	(0.49)	—	(0.49)
2003 - Service	16.30	0.39		0.97	1.36	(0.41)	—	(0.41)

(a)	Calculated based on average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 54% for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income		total expenses	income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate(c)

$20.66	10.53%	$180,905	1.06%	2.72%		1.31%	2.47%		63%
20.50	9.71	16,906	1.81	1.97		2.06	1.72		63
20.46	9.72	7,696	1.81	1.97		2.06	1.72		63
20.95	10.99	3,187	0.66	3.14		0.91	2.89		63
20.70	10.53	2	1.16	2.60		1.41	2.35		63

20.68	6.08	178,220	1.11	2.29		1.27	2.13		256
20.52	5.32	20,462	1.86	1.51		2.02	1.35		256
20.49	5.30	6,244	1.86	1.55		2.02	1.39		256
20.94	6.51	2,088	0.71	2.71		0.87	2.55		256
20.66	5.80	1	1.21	2.09		1.37	1.93		256

19.88	8.80	195,531	1.14	1.84	(d)	1.31	1.67	(d)	228
19.73	8.00	29,093	1.89	1.10	(d)	2.06	0.93	(d)	228
19.71	8.00	6,080	1.89	1.09	(d)	2.06	0.92	(d)	228
20.12	10.36 (e)	2,052	0.80 (e)	2.14	(d)	0.93	2.01	(d)	228
19.89	8.66	1	1.24	1.68	(d)	1.41	1.51	(d)	228

18.63	10.47	169,436	1.15	1.68		1.30	1.53		208
18.49	9.67	31,067	1.90	0.93		2.05	0.78		208
18.47	9.63	5,803	1.90	0.93		2.05	0.78		208
18.66	10.88	2,127	0.75	2.08		0.90	1.93		208
18.67	10.34	1	1.25	1.63		1.40	1.48		208

17.21	8.54	130,111	1.16	2.43		1.38	2.21		192
17.08	7.73	28,204	1.91	1.69		2.13	1.47		192
17.07	7.72	5,746	1.91	1.69		2.13	1.47		192
17.24	8.95	2,150	0.76	2.85		0.98	2.63		192
17.25	8.53	12	1.26	2.36		1.48	2.14		192

The accompanying notes are an integral part of these financial statements. 35

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Balanced Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (the “Fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

GOLDMAN SACHS BALANCED FUND
 Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2007

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 through August 31, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account	Ending Account Value		6 months ended
Share Class	Value 3/1/07	8/31/07		8/31/07*

Class A
Actual	$1,000.00	$1,035.00		$5.48
Hypothetical 5% return	1,000.00	1,019.82	+	5.43

Class B
Actual	1,000.00	1,031.40		9.30
Hypothetical 5% return	1,000.00	1,016.05	+	9.23

Class C
Actual	1,000.00	1,031.20		9.31
Hypothetical 5% return	1,000.00	1,016.04	+	9.24

Institutional
Actual	1,000.00	1,037.10		3.43
Hypothetical 5% return	1,000.00	1,021.84	+	3.40

Service
Actual	1,000.00	1,035.30		6.15
Hypothetical 5% return	1,000.00	1,019.16	+	6.10

*	Expenses for each share class are calculated using the Fund’s net annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.. The annualized net expense ratios for the period were 1.06%, 1.81%, 1.81%, 0.66% and 1.16% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS BALANCED FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Trustees oversee the management of the Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the fund covered by this report, the Goldman Sachs Balanced Fund (the “Fund”), at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Fund.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in their reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain Fund expenses that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the level of breakpoints in the fees payable by the Fund under the Management Agreement; (e) the relative expense level of the Fund compared to those of comparable funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (h) the quality of the non-advisory services provided to the Fund by the Investment Adviser and its affiliates; (i) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (j) an update on soft dollars and other trading related issues; and (k) the quality of services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement and the expense level of the Fund.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser to intermediaries that sell Fund shares, portfolio manager compensation and the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel without representatives of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for the Fund and the other mutual funds for which the Board of Trustees has responsibility were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each fund, including the Fund, separately.

GOLDMAN SACHS BALANCED FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to those investors.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio securities transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.
Investment Performance
     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmarks. This information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its respective investment objective and policies, as well as in light of periodic analyses of its quality and risk profiles. The Trustees also considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees believed that the Fund had provided investment performance within a competitive range for long-term investors.
Costs of Services Provided and Comparative Information
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratio (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratio were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to relevant peer groups and category universes; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking to waive a portion of the Fund’s management fee.

GOLDMAN SACHS BALANCED FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
Economies of Scale
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreement for the Fund, which had been implemented at the following annual percentages of the average daily net assets of the Fund:

Management Fee	Average Daily
Annual Rate	Net Assets

0.65%	First $1 Billion
0.59%	Next $1 Billion
0.56%	Over $2 Billion

In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
Other Benefits to the Investment Adviser and Its Affiliates
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage transactions, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third-party non-broker research based on the Fund’s brokerage commissions, and that a brokerage recapture program had been established for the Fund.
Profitability
     The Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures performed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses for mathematical accuracy and conformity with the Investment Adviser’s allocation methodologies. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fee paid by the Fund was reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and anticipated foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to the Fund.

GOLDMAN SACHS BALANCED FUND
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Member of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-Present); Chairman of the Executive Committee, Cornell University (2006- Present); Member, Advisory Board, Psychology Without Borders (international humanitarian and organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006).	98	None

Patrick T. Harker Age: 48	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

Jessica Palmer Age: 58	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present).	98	None

GOLDMAN SACHS BALANCED FUND
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 68	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	98	None

*Kaysie P. Uniacke Age: 46	President and Trustee	President Since 2002 Trustee Since August 2007 (and from 2001-January 2007)	Managing Director, Goldman Sachs (1997- Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies). Trustee—Gettysburg College.	98	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2007, the Trust consisted of 86 portfolios including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS BALANCED FUND
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke One New York Plaza New York, NY 10004 Age: 46	President and Trustee	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to January 2007 and August 2007-Present).

President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee—Gettysburg College.

James A. McNamara 32 Old Slip NY, NY 10005 Age: 44	Senior Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2007); Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer and Senior Vice President	Treasurer Since 1997 Senior Vice President (2007- Present)	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2006-Present); Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS BALANCED FUND
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Fund has accrued and paid its pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

Goldman Sachs Trust — Balanced Fund — Tax Information (Unaudited)

For the year ended August 31, 2007, 57.97%, of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Fund designates $13,601,108 as capital gain dividends paid during the year ended August 31, 2007.

For the year ended August 31, 2007, the Balanced Fund designates 69.96% of the dividends it paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $740.8 billion in assets under management as of June 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 60 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation Portfolios[3] Retirement Strategies Portfolios[3]	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. The Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
We continue to monitor the liquidity risk of the Funds’ holdings, i.e., the risk that securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1943	BALAR / 12.5K / 10-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$169,500	$125,500	Review of fund reorganization documents. Services provided for fund launch.

• E&Y	$0	$18,000	Review of fund merger documents (2006).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $760,900 and $476,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $0 and $107,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2007